Contract assets and deferred revenue	12 Months Ended
Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
Contract assets and deferred revenue	Contract assets and deferred revenue
Contract assets represent rights to consideration in exchange for goods or services transferred to a customer when that right is conditional on something other than the passage of time. Deferred revenue represents contract liabilities.
Net contract assets (liabilities) are as follows:

As of December 31,	2024	2023
Contract assets - current	$16.0	$11.7
Contract assets - long-term(i)	6.0	8.6
Deferred revenue - current	(210.4)	(198.6)
Deferred revenue - long-term	(108.8)	(104.4)
(i)Reported in other long-term assets on the company’s consolidated balance sheets.
Significant changes in the above contract liability balances were as follows:

Year ended December 31,	2024	2023
Revenue recognized that was included in deferred revenue at the beginning of the period	$189.5	$198.9
Capitalized contract costs
The company’s incremental direct costs of obtaining a contract consist of sales commissions which are deferred and amortized ratably over the initial contract life. These costs are classified as current or noncurrent based on the timing of when the company expects to recognize the expense. The current and noncurrent portions of deferred commissions are included in prepaid expenses, other current assets and in other long-term assets, respectively, in the company’s consolidated balance sheets.
Deferred commissions were as follows:

As of December 31,	2024	2023
Deferred commissions	$7.2	$3.7
Amortization expense related to deferred commissions was as follows:

Year ended December 31,	2024	2023	2022
Deferred commissions - amortization expense(i)	$1.1	$1.5	$2.9
(i)Reported in selling, general and administrative expense in the company’s consolidated statements of income (loss).
Costs on outsourcing contracts are generally expensed as incurred. However, certain costs incurred upon initiation of an outsourcing contract (costs to fulfill a contract), principally initial customer setup, are capitalized and expensed over the initial contract life. These costs are included in outsourcing assets, net in the company’s consolidated balance sheets, and are amortized over the initial contract life and reported in cost of revenue.
Costs to fulfill a contract were as follows:

As of December 31,	2024	2023
Costs to fulfill a contract	$12.9	$19.2
Amortization expense related to costs to fulfill a contract was as follows:

Year ended December 31,	2024	2023	2022
Costs to fulfill a contract - amortization expense	$3.5	$6.7	$23.7
The remaining balance of outsourcing assets, net is comprised of fixed assets and software used in connection with outsourcing contracts. These costs are capitalized and depreciated over the shorter of the initial contract life or in accordance with the company’s fixed asset policy.
Remaining performance obligationsRemaining performance obligations represent the transaction price of firm orders for which work has not been performed and excludes (1) contracts with an original expected length of one year or less and (2) contracts for which the company recognizes revenue at the amount to which it has the right to invoice for services performed. At December 31, 2024, the company had approximately $1.0 billion of remaining performance obligations of which approximately 38% is estimated to be recognized as revenue by the end of 2025, 25% by the end of 2026, 21% by the end of 2027, 11% by the end of 2028 and 5% thereafter.